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                                                                    Exhibit 99.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Interactive Data Corporation (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Stuart J. Clark, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003

                                         /s/ Stuart J. Clark
                                         ------------------------------------
                                         Stuart J. Clark
                                         Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Interactive Data Corporation and will be retained by Interactive Data Corporation and furnished to the Securities and Exchange Commission or its staff upon request